Per share amounts	12 Months Ended
Dec. 31, 2021
Statement [LineItems]
Per share amounts
14. Per share amounts
The number of incremental shares included in diluted earnings per share is computed using the average volume-weighted market price of shares for the period. In addition, contracts that could be settled in cash or shares are assumed to be settled in shares if share settlement is more dilutive.

	Year ended December 31
	2021	2020
Net income (loss) – basic and diluted	$414.0	$(771.7)
The weighted average number of shares used to calculate per share amounts is as follows:

	Year ended December 31
Average shares outstanding (millions)	2021	2020
Basic	75.1	73.3
Dilutive impact of stock option/ RSUs	2.5	—

Diluted	77.6	73.3

For 2021, the
re
were no shares on a weighted average basis (2020 – 3.3 million) related to options outstanding under the Option Plan and R
SUs
outstanding under the RPSU plan that were considered anti-dilutive and/or not in the money and that have been excluded.